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                                                                      EXHIBIT 23
                                                                      ----------

                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-37959 and 333-38137) RCN Corporation of our report dated June 28, 2000 relating to the financial statements of RCN Savings & Stock Ownership Plan for the year ended December 31, 1999, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
June 28, 2000